Exhibit 23(b)

                             Accountant's Consent


The Board of Directors
Thomas & Betts Corporation:

We consent to the use of our report incorporated herein by reference in this Registration Statement and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/KPMG Peat Marwick LLP


Memphis, Tennessee
August 13, 1998